Neopath, Inc.

                 Registration Rights Agreement





                             Dated

                             as of

                         June 23, 1997



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                           CONTENTS

     l.    Certain Definitions                            1

     2.    Form S-3 Registration                          2

     3.    Obligations of the Company                     3

     4.    Furnish Information                            4

     5.    Expenses of Registration                       4

     6.    Indemnification                                4

     7.    Reports Under the 1934 Act                     7

     8.    Termination of Registration Rights             7

     9.    Notices                                        8

     10.   Amendments and Waivers                         8

     11.   Severability                                   8

     12.   Governing Law                                  8

     13.   Counterparts                                   8

     14.   Entire Agreement                               8



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                    INDEX OF DEFINED TERMS


1934 Act                                                   3

Act                                                        1

Company                                                    1

Form S-3                                                   1

Losses                                                     3

register                                                   1

registered                                                 1

Registrable Securities                                     1

registration                                               1

SEC                                                        2

Shareholder                                                1

Shares                                                     1

Violation                                                  3

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                                  Neopath, Inc.

                          REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT is entered into as of June 23, 1997, by and among NEOPATH, INC., a Washington corporation (the "Company"), and COMPUCYTE CORPORATION (the "Shareholder").

                                    RECITALS

     A. The Company is proposing to issue newly authorized shares of its Common Stock (including the shares to be held in escrow, the "Shares") to the Shareholder as partial consideration for the purchase of certain assets from the Shareholder pursuant to Purchase and Sale Agreement dated as of June 23, 1997 between the Company and the Shareholder (the "Purchase Agreement").

     B. The execution of this Agreement by the parties hereto is a condition to the obligation of the Shareholder to sell such assets to the Company.

     C. The Company and the Shareholder desire to enter into this Registration Rights Agreement to facilitate the issuance of the Shares.

                                    AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     l.     Certain Definitions

     For purposes of this Agreement:

          (a) The term "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Act"), and the declaration or ordering of effectiveness of such registration statement or document;

          (b)  The term "Registrable Securities" means (i) the Shares and
(ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Shares or such Common Stock, excluding in all cases, however, any Registrable Securities that are at the time of registration, transferable by the holder thereof in a single brokerage transaction under the provisions and within the volume limitations of Rule 144(e)(1) promulgated under the Act or any successor to such Rule;

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          (c)  The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the Securities and Exchange Commission (the "SEC") that similarly permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

     2.     Form S-3 Registration

          The Company shall, subject to the limitations set forth below, use commercially reasonable efforts to effect as soon as practicable the registration of all Registrable Securities on Form S-3.

     3.     Obligations of the Company

          Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

          (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Shareholder, keep such registration statement effective for up to 90 days after the last Registrable Securities are released from escrow as provided for in the Escrow Agreement.

          (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

          (c) Furnish to the Shareholder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as it may reasonably request in order to facilitate the disposition of all securities covered by such registration statement.

          (d) Use commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Shareholder, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          (e) Notify the Shareholder, during the time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

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          (f)  Use its best efforts to list the Registrable Securities with any securities exchange on which the Common Stock of the Company is then listed.

     4.     Furnish Information

          It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities that the Shareholder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of such securities as shall be reasonably required to effect the registration of such Registrable Securities and to execute such documents in connection with such registration as the Company may reasonably request.

     5.     Expenses of Registration

           In connection with any registration pursuant to this Agreement, the Company shall be responsible for the payment of all expenses of the registration, with the exception of underwriting discounts and commissions, which shall be paid by the Company, the Shareholder and any other selling shareholders in proportion to the aggregate value of the securities offered for sale by each of them. The expenses to be paid by the Company shall include, without limitation, all registration, filing and qualification fees, listing fees and fees of transfer agent and registrar, printing and accounting fees, the fees and disbursements of counsel for the Company.

     6.     Indemnification

           In the event any Registrable Securities are included in a registration statement under this Agreement:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless the Shareholder, its officers, directors, agents and employees, any underwriter (as defined in the Act) for the Shareholder and each person, if any, who controls the Shareholder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages or liabilities (joint or several) (collectively, "Losses") to which they or any of them may become subject under the Act, the 1934 Act or other federal or state law, insofar as such Losses arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any statement or alleged statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto, untrue or alleged to be untrue in light of the circumstances under which they were made, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law. The Company will reimburse the Shareholder, the officers, directors, agents and employees of the

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Shareholder, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any Losses; provided, however, that the indemnity agreement contained in this
Section 6(a) shall not apply to amounts paid in settlement of any such Losses if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such Losses to the extent the Losses arise out of or are based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by, or on behalf of, the Shareholder, underwriter or controlling person.

          (b) To the extent permitted by law, the Shareholder will indemnify and hold harmless the Company, its officers, directors, agents and employees, each person, if any, who controls the Company within the meaning of the Act and each underwriter, against any Losses to which the Company, such officer, director, agent, employee, controlling person or underwriter may become subject under the Act, the 1934 Act or other federal or state law, insofar as such Losses arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by, or on behalf of, the Shareholder expressly for use in connection with such registration; and the Shareholder will reimburse any legal or other expenses reasonably incurred by the Company, its officers, directors, agents, employees, and underwriters in connection with investigating or defending any such Losses; provided, however, that (i) the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any such Losses if such settlement is effected without the consent of the Shareholder, which consent shall not be unreasonably withheld and (ii) the obligations of the Shareholder hereunder shall be limited to an amount equal to the gross proceeds, before expenses and commissions, received by the Shareholder from the sale of the Registrable Securities as contemplated herein.

          (c)  Promptly after receipt by an indemnified party under this
Section 6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the opinion of counsel for the indemnifying party, representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable period of time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 6 to the extent prejudicial to its ability to defend such action, but the omission so to deliver written notice to

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the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6.

          (d) In order to provide for just and equitable contributions to joint liability under the Act in any case in which either (i) the Shareholder exercising rights under this Agreement, or any controlling person of the Shareholder, makes a claim for indemnification pursuant to this Section 6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case, or (ii) contribution under the Act may be required on the part of the Shareholder or any such controlling person in circumstances for which indemnification is provided under this Section 6; then, in each such case, the Company and the Shareholder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Shareholder is responsible for the portion represented by the percentage that the public offering price of the Shareholder's Registrable Securities offered by and sold under the registration statement bears to the public offering price of all securities offered by and sold under such registration statement, and the Company and other selling shareholders are responsible for the remaining portion, provided, however, that, in any such case (A) the Shareholder will not be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by the Shareholder pursuant to such registration statement; and
(B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentations.

          (e)  The obligations of the Company and the Shareholder under this
Section 6 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement, and otherwise.

     7.     Reports Under the 1934 Act

          With a view to making available to the Shareholder the benefits of SEC Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit the Shareholder to sell securities of the Company to the public without registration, the Company agrees to use commercially reasonable efforts to:

          (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times;

          (b) File with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

          (c) Furnish to the Shareholder forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of the 1934

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Act, (ii) a copy of the most recent annual or quarterly report of the
Company and such other reports and documents so filed by the Company, and
(iii) such other information as may be reasonably requested in availing the Shareholder of any rule or regulation of the SEC that permits the selling of any such securities without registration.

     8.     Termination of Registration Rights

          The registration rights granted pursuant to this Agreement shall terminate on the earlier of (i) the date on which the Shareholder is entitled to transfer all of the Registrable Securities in a single transaction under Rule 144 or (ii) the second anniversary of this Agreement.

     9.     Notices

          Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, postage prepaid, registered or certified with return receipt requested and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten days' advance written notice to the other parties given in the foregoing manner.

     10.    Amendments and Waivers

          Any term of this Agreement may be amended and the observance of any term may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Shareholder.

     11.    Severability

          If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement, and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     12.    Governing Law

          This Agreement shall be governed by and construed under the laws of the State of Washington as applied to agreements among Washington residents entered into and to be performed entirely within the State of Washington.

     13.    Counterparts

          This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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     14.    Entire Agreement

          This Agreement constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements with respect to the subject matter hereof.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                          THE COMPANY:

                          NEOPATH, INC.


                          By: /s/ ALAN C. NELSON
                              ------------------
                          Alan C. Nelson, President

                          Address:
                            8271 154th Avenue NE
                            Redmond, WA 98052


                          SHAREHOLDER:

                          COMPUCYTE CORPORATION

                          By: /s/ SHELDON L. BLOCH
                              --------------------
                          Its: President & CEO

                         Address:

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